Exhibit 99.1

Mawson Infrastructure Group Inc. Provides Governance Update

Enters Cooperation Agreement with Endeavor Investor Group to Reconstitute Board

MIDLAND, Pa., April 6, 2026 – Mawson Infrastructure Group Inc. (“Mawson” or the “Company”) today announced it has entered into a cooperation agreement with The Endeavor Investor Group and its affiliates (collectively “Endeavor”) under which the Company will appoint three independent directors, Kyle B. Danges, K. Rodger Davis and Lisa R. Hough, as well as two Endeavor affiliates, Cody Smith and Phillip Stanley, to the Mawson Board of Directors (the “Board”).

In connection with the cooperation agreement, Ryan Costello, Kathryn Schellenger and Steven Soles will step down from the Board. These appointments and resignations are effective immediately.

Ryan Costello, departing Chair of the Mawson Board, said, “As a board, Kathryn, Steven and I considered the options available and unanimously determined that entering into an agreement with Endeavor is the best path forward for Mawson and in the best interest of all shareholders. We have made meaningful strides in recent months to navigate business and industry challenges and reposition the business toward higher growth opportunities.”

Joshua Kilgore, Managing Member of Endeavor Blockchain, LLC, commented, “We are pleased to reach this agreement and believe Mawson has the potential to become a valuable digital infrastructure platform. We look forward to helping the Company realize its potential and deliver value for all Mawson shareholders.”

The cooperation agreement includes, among other things, customary standstill provisions and will be filed as an exhibit to a Form 8-K with the U.S. Securities and Exchange Commission.

New Board Member Biographies:

Kyle B. Danges has served as Founder and Principal at KBD Strategy & Execution, LLC, since July 2023. Previously, he served as Chief Strategy Officer & Head of Innovative Solutions Businesses at illumifin, from October 2021 to July 2023 and as Strategy Director at KPMG, from 2014 to October 2021. Mr. Danges received his B.S in Finance from the Smeal College of Business at Pennsylvania State University.

K. Rodger Davis has served as Managing Director at Ikaria Capital Group, a financial services firm, since September 2024. Prior to that, Mr. Davis served as a Director at White Oak Healthcare Finance, LLC, a healthcare focused financial services provider, from May 2020 to September 2024. Mr. Davis has served as Co-Founder and Head of Finance for Green Minting Technologies Corp., a renewable energy developer, since 2024. In addition, Mr. Davis is Partner at Purpose Living Ventures Jenison, LLC, a senior living services company, since March 2026.

Lisa R. Hough currently serves as Co-Founder and Advisor of Eberly Energy Ventures LLC, a behind-the-meter power company focused on Bitcoin and AI infrastructure. She also serves as an Advisor to Trammell Venture Partners and as a Supervisory Board Member of Melanion Digital, a Paris-based UCITS ETF regulated by the French AMF and listed on Euronext Paris (not a U.S.-registered entity). She serves on the Board of Directors of the Bitcoin Today Coalition and as a Founding Board Member of Proof of Workforce, a nonprofit focused on Bitcoin adoption among unions and pension funds.

Cody Smith has served as Chief Operating Officer of Big Digital Energy LLC, a digital asset mining, AI, and HPC company, since August 2025. After founding Arrowhead Technologies, a cybersecurity firm, he served as its CEO from 2007 until it was acquired in July 2025. As CEO of Arrowhead Technologies, Mr. Smith advised many private and public companies with respect to their internal controls, compliance, and security.

Phil Stanley has served as Chief Executive Officer and Managing Member of PM Squared LLC, a private financial advisory firm, where he is responsible for financial oversight, investment strategy, and operations, since 2019. Mr. Stanley holds Series 7 and Series 66 securities licenses, as well as Life and Health Insurance licenses, and earned a Bachelor’s degree in Corporate Communications from Texas A&M University.

About Mawson

Mawson is a U.S.-based technology company that designs, builds, and operates next-generation digital infrastructure platforms. The company provides services spanning artificial intelligence (AI), high performance computing (HPC), digital assets (including Bitcoin mining), and other intensive compute applications. Mawson delivers both self-mining operations and colocation/hosting for enterprise customers, with a vertically integrated infrastructure model built for scalability and efficiency.

A core part of Mawson’s strategy is powering its operations with carbon-free energy resources—including nuclear power—ensuring that its compute platforms support the rapid growth of the digital economy in an environmentally sustainable way. With 129 megawatts of capacity already online and more under development, Mawson is positioning itself as a competitive provider of carbon-aware digital infrastructure solutions.

For more information about Mawson, visit: https://mawsoninc.com.

Cautionary Language on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the Company’s ability to realize its potential to become a valuable digital infrastructure platform and create value for shareholders. There can be no assurance that the results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; the availability of our “at-the-market” program and our ability or inability to secure additional funds through equity financing transactions; access to reliable and reasonably priced electricity sources; operational, maintenance, repair, safety, and construction risks; the failure or breakdown of mining equipment, or internet connection failure; our reliance on key management personnel and employees; our ability to attract or retain the talent needed to sustain or grow the business; our ability to develop and execute on our business strategy and plans; counterparty risks related to our customers, agreements and/or contracts; the loss of a significant digital colocation customer; adverse actions by creditors, debt providers, or other parties; continued evolution and uncertainty related to growth in blockchain and Bitcoin and other digital assets’ usage; high volatility in Bitcoin and other digital assets’ prices and in value attributable to our business; our need to, and difficulty in, raising additional debt or equity capital and the availability of financing opportunities; failure to maintain required compliance to remain eligible for the most cost-effective forms of raising additional equity capital; the evolution of AI and HPC market and changing technologies; the slower than expected growth in demand for AI, HPC and other accelerated computing technologies; the ability to timely implement and execute on AI and HPC digital infrastructure contracts or deployment; the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned; downturns in the digital assets industry; counterparty risks and risks of delayed or delinquent payments from customers and others; inflation, economic or political environment; cyber-security threats; our ability to obtain proper insurance; banks and other financial institutions ceasing to provide services to our industry; changes to the Bitcoin and/or other networks’ protocols and software; the decrease in the incentive or increased network difficulty to mine Bitcoin; the increase of transaction fees related to digital assets; the fraud or security failures of large digital asset exchanges; the regulation and taxation of digital assets like Bitcoin; our ability to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; how our common stock shares may and/or will be impacted by the dismissal of the involuntary petition filed against us in the United States Bankruptcy Court for the District of Delaware; material litigation, investigations, or enforcement actions, including by regulators and governmental authorities; and other risks described in Mawson’s filings with the SEC. Mawson undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this release, except as required by law. Additional information regarding these and other factors can be found in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

Contact

Investor Relations

Mawson Infrastructure Group, Inc.

Investor Contact: IR@mawsoninc.com

Partnerships Contact: Partnerships@mawsoninc.com

Media and Press Contact: mediarelations@mawsoninc.com

Website: www.mawsoninc.com